                                                                  EXHIBIT 10.1.3

                           AMENDMENT NO. 3 AND CONSENT

            AMENDMENT NO. 3, dated as of May 15, 2000, (this "Amendment No. 3") among SUSQUEHANNA MEDIA CO., a Delaware corporation (the "Company"); the Subsidiaries of the Company referred to in the Credit Agreement (defined below), (the "Subsidiary Guarantors"); the financial institutions referred to as "LENDERS" in the Credit Agreement, (the "Lenders"); and FIRST UNION NATIONAL BANK, a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

            The Company, the Lenders and the Agent are parties to a certain Credit Agreement, dated as of May 12, 1999, as amended by Amendment No. 1 dated July 19, 1999, and Amendment No. 2 dated November 18, 1999 (as so amended, the "Credit Agreement"), which provides for certain extensions of credit to the Company, subject to certain conditions. The Company has proposed to acquire KCFX-FM, KCMO-FM and KCMO-AM in Kansas City, Missouri from Entercom Communications Corp. The Lenders now wish to consent to the Kansas City Acquisition, as required by the Credit Agreement. In addition, the parties wish to amend the Credit Agreement to allow for certain further Acquisitions without the consent of the Lenders. Accordingly, the parties hereto agree as follows.

            SECTION 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 3, terms defined in the Credit Agreement are used herein as defined therein.

            SECTION 2. AMENDMENT TO CREDIT AGREEMENT.

                  2.1 CALCULATION OF CUMULATIVE CONSIDERATION FOR ACQUISITIONS.

Paragraph (e) of Section 7.3.3 of the Credit Agreement is amended in its entirety to read as follows so that the Kansas City Acquisition will not be included in the calculation of the amount of consideration for purposes of that provision:

                        "without the prior written approval of the Requisite
            Lenders, which, approval may be granted or withheld in the sole discretion of Requisite Lenders, no Acquisition may be made if the aggregate consideration paid or payable in respect of all Acquisitions (other than the Kansas City Acquisition) from and after the Closing Date, including the proposed Acquisition, exceeds One Hundred Million Dollars ($100,000,000), provided that approval of the Requisite Lenders shall not be required for any Acquisition even if the consideration paid and payable for such Acquisition, together with the consideration paid and payable for all other Acquisitions (other than the Kansas City Acquisition) from and after the Closing Date, exceeds $100,000,000 if the Consolidated Leverage Ratio is below 4.50:1 (measured as of the end of the last fiscal quarter with respect to which quarterly or annual financial statements of the Company and its Subsidiaries have been furnished to Lenders, and taking into account

            Indebtedness incurred since such date) at the time of the execution of the definitive agreement relating to the Acquisition, both before giving effect to the Acquisition and on a Pro Forma Basis after giving effect to the Acquisition. If the aggregate amount of consideration paid and payable in respect of Acquisitions (other than the Kansas City Acquisition) from and after the Closing Date exceeds $100,000,000 at any time, and at any time thereafter the Consolidated Leverage Ratio equals or exceeds 4.50:1, any additional Acquisition shall require the prior written approval of the Requisite Lenders;"

                  2.2 ADDITIONAL DEFINITION. Section 10.1 of the Credit Agreement is amended to add the following defined term in its correct alphabetical location:

            Kansas City Acquisition: the acquisition of stations KCFX-FM, KCMO-FM and KCMO-AM in Kansas City, Missouri from Entercom Communications Corp. pursuant to the terms of this Agreement.

            SECTION 3. CONSENT TO ACQUISITION. The Lenders hereby consent to the Kansas City Acquisition as required by Sections 7.3.3(d) and 7.3.3(e) of the Credit Agreement. Such consent is conditioned upon the Company complying with all other Sections of the Credit Agreement in connection with the Kansas City Acquisition, including, but not limited to, Sections 7.3.3 (a) through (c),
7.3.3 (f) through (g), 7.3.3 (i) through (j) and 7.26.2, and such consent shall not act as a waiver of the provisions of any Section of the Credit Agreement, except as provided in Section 4 below.

            SECTION 4. WAIVER OF SECTION 7.3.3(H) OF THE CREDIT AGREEMENT. The Lenders hereby waive compliance with Section 7.3.3(h) of the Credit Agreement in connection with the Kansas City Acquisition and consent to any FCC Licenses acquired in the Kansas City Acquisition being held by a Subsidiary which is not a Radio License Subsidiary. This waiver applies solely to the Kansas City Acquisition and not to any other transaction.

            SECTION 5. MISCELLANEOUS.

                  5.1 COUNTERPARTS. This Amendment No. 3 may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

                  5.2 RATIFICATION. The Credit Agreement, as amended by this Amendment No. 3, and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified.

            IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 3 to be duly executed by their respective, duly authorized officers as of the date first above written.

                                                     SUSQUEHANNA MEDIA CO.

                                                     By: Alan L. Brayman
                                                         -------------------
                                                     Name: Alan L. Brayman
                                                     Title: Treasurer


         GUARANTORS:

                                         SUSQUEHANNA CABLE CO.

                                         SUSQUEHANNA CABLE INVESTMENT CO.

                                         CABLE TV OF EAST PROVIDENCE, INC.

                                         CASCO CABLE TELEVISION, INC.

                                         CASCO CABLE TELEVISION OF BATH, MAINE

                                         SBC CABLE CO.

                                         YORK CABLE TELEVISION, INC.

                                         SUSQUEHANNA RADIO CORP.

                                         RADIO CINCINNATI, INC.

                                         RADIO INDIANAPOLIS, INC.

                                         RADIO METROPLEX, INC.

                                         TEXAS STAR RADIO, INC.

                                         RADIO SAN FRANCISCO, INC.

                                         KRBE CO.

                                         KNBR, INC.

                                         BAY AREA RADIO CORP.

                                         WSBA LICO, INC.

                                         WVAE LICO, INC.

                                         WNNX LICO, INC.

                                         KNBR LICO, INC.

                                         KRBE LICO, INC.

                                         INDIANAPOLIS RADIO LICENSE CO.

                                         SUSQUEHANNA DATA SERVICES, INC.

                                         SUSQUEHANNA FIBER SYSTEMS, INC.

                                         MEDIA PCS VENTURES, INC.

                                         KFFG LICO, INC.

                                         KPLX RADIO, INC.

                                         KPLX LICO, INC.

                                         KLIF BROADCASTING, INC.

                                         KLIF LICO, INC.

                                         KLIF RADIO, INC.

                                         INDY LICO, INC.

                                         WRRM LICO, INC.

                                         WFTVIS LICO, INC.

                                         By: Alan L. Brayman
                                            --------------------
                                             Alan L. Brayman, on behalf of each
                                             of the foregoing as Treasurer

                               KPLX LIMITED PARTNERSHIP, by KPLX Radio, Inc., its General Partner

                               KLIF BROADCASTING LIMITED PARTNERSHIP, by
                               KLIF Radio, Inc., its General Partner

                               By: Alan L. Brayman
                                  --------------------
                                   Alan L. Brayman on behalf of each of the
                                   foregoing as Treasurer of the General Partner

Lenders:*

                               FIRST UNION NATIONAL BANK, in its capacity as an Agent and a Lender

                               By: Elizabeth Elmore
                                   --------------------
                                   Name: Elizabeth Elmore
                                   Title: Senior Vice President

----------
*Company to provided updated Lender list.

                               BANK OF AMERICA, N.A., in its capacity
                               as a Managing Agent and a Lender

                               By: Roselyn Drake
                                  ------------------
                                  Name: ROSELYN DRAKE
                                  Title: MANAGING DIRECTOR

                               UNION BANK OF CALIFORNIA, N.A., in its
                               capacity as a Managing Agent and a Lender

                               By: JENNY DONGO
                                  ----------------
                               Name: JENNY DONGO
                               Title: VICE PRESIDENT

                               KEY CORPORATE CAPITAL INC. in its
                               capacity as a Managing Agent and a Lender

                               By: AMY CIANO
                                  --------------
                               Name: Amy Ciano
                               Title: Vice President

                               MELLON BANK, N.A.

                               By: Nancy E. Gale
                                  ------------------
                               Name: Nancy E. Gale
                               Title: Assistant Vice President

                               SUMMIT BANK

                               By: Michael A. Cerullo
                                  -----------------------
                               Name: Michael A. Cerullo
                               Title: Vice President

                               THE BANK OF NOVA SCOTIA

                               By: Vincent J. Fitzgerald, Jr.
                                  -------------------------------
                               Name: VINCENT J. FITZGERALD, JR.
                               Title: AUTHORIZED SIGNATORY

                               ABN AMRO BANK N.V.

                               By:
                                  -------------------------------
                               Name:
                               Title:

                               By:
                                  -------------------------------
                               Name:
                               Title:

                               BANK OF MONTREAL

                               BY: Ola Anderssen
                                  ------------------
                               Name: OLA ANDERSSEN
                               Title: DIRECTOR

                               PNC BANK, NATIONAL ASSOCIATION

                               By: Karen L. Kooman
                                  --------------------
                               Name: Karen L. Kooman
                               Title: Assistant Vice President

                               SunTrust Bank
                               as successor for

                               CRESTAR BANK

                               By: J. Eric Millham
                                  --------------------
                               Name:  J. Eric Millham
                               Title: Director

                               U.S. BANK NATIONAL ASSOCIATION

                               By: Peter Bentley
                                  ------------------
                               Name: Peter Bentley
                               Title: SVP

                               BANK OF HAWAII

                               By:
                                  --------------------
                               Name:
                               Title:

                               FIRST HAWAIIAN BANK

                               By: SEYDOU DIALLO
                                  --------------------
                               Name: Seydou Diallo
                               Title: Media Finance Officer

                               ALLFIRST BANK

                               By:  Timothy A. Knabe
                                  --------------------
                               Name: TIMOTHY A. KNABE
                               Title: VICE PRESIDENT

                               THE CIT GROUP/EQUIPMENT FINANCING, INC.

                               By:  Barry Blailock
                                  --------------------
                               Name: BARRY BLAILOCK
                               Title: ASSISTANT VICE PRESIDENT/CREDIT

                     GENERAL ELECTRIC CAPITAL CORPORATION

                     By:  Karl Kieffer
                        -----------------              --------------------
                     Name: Janet K. Williams           KARL KIEFFER
                     Title: Duly Authorized Signatory  DULY AUTHORIZED SIGNATORY

                               CREDIT INDUSTRIEL ET COMMERCIAL

                               By:  Marcus Edward
                                  ------------------
                               Name: Marcus Edward
                               Title: Vice President

                               By:  Anthony Rock
                                  ------------------
                               Name: Anthony Rock
                               Title: Vice President

                               NATIONAL CITY BANK OF PENNSYLVANIA

                               By:   W. Christopher Kohler
                                  --------------------------
                               Name:  W. Christopher Kohler
                               Title: Assistant Vice President

                               MICHIGAN NATIONAL BANK

                               By:  Jeffrey W. Billig
                                  ----------------------
                               Name:  Jeffrey W. Billig
                               Title: Vice President

                               MORGAN STANLEY DEAN WITTER PRIME
                               INCOME TRUST

                               By:  Sheila Finnerty
                                  --------------------
                               Name: SHEILA FINNERTY
                               Title: SR VICE PRESIDENT

                               THE TRAVELERS INSURANCE COMPANY

                               By:  Allen R. Cantrell
                                  ----------------------
                               Name:  ALLEN R. CANTRELL
                               Title: Investment Officer

[Intentionally Left Blank]

                               FIRSTRUST BANK

                               By:  Kent Nelson
                                  ----------------
                               Name: Kent Nelson
                               Title: Vice President

                               CITY NATIONAL BANK

                               By:  Aaron Cohen
                                  ----------------
                               Name: Aaron Cohen
                               Title: Vice President

                               BROWN BROTHERS HARRIMAN & CO.

                               By:  J. Clark O'Donoghue
                                  --------------------
                               Name: J. Clark O'Donoghue
                               Title: Senior Vice President

                               TRAVELERS CORPORATE LOAN FUND INC.
                               BY: TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                   COMPANY LLC

                               By:  Allen R. Cantrell
                                  ----------------------
                               Name:  ALLEN R. CANTRELL
                               Title: Investment Officer

                               SENIOR DEBT PORTFOLIO
                               BY: BOSTON MANAGEMENT AND RESEARCH,
                               AS INVESTMENT ADVISOR

                               By:
                                  ---------------------------------
                               Name:
                               Title:


                               INSTITUTIONAL SENIOR LOAN FUND
                               BY: BOSTON MANAGEMENT AND RESEARCH,
                               AS INVESTMENT ADVISOR

                               By:
                                  ---------------------------------
                               Name:
                               Title:

                               OXFORD STRATEGIC INCOME FUND
                               BY: BOSTON MANAGEMENT AND RESEARCH,
                               AS INVESTMENT ADVISOR

                               By:
                                  ---------------------------------
                               Name:
                               Title:

                               ELC (CAYMAN) LTD. CD0 SERIES 1999-I

                               By:  Adrienne Musgnug
                                  --------------------
                               Name:  Adrienne Musgnug
                               Title: Vice President

                               HIGHLAND CAPITAL MGMT. (DAL)

                               By:
                                  ---------------------------------
                               Name:
                               Title:

                               SEQUILS-PILGRIM I, LTD.
                               BY: PILGRIM INVESTMENTS,
                                   INC., AS ITS INVESTMENT MANAGER

                               By:
                                  ---------------------------------
                               Name:
                               Title:


                               ML CLO XX PILGRIM AMERICA
                               (CAYMAN) LTD.
                               BY: PILGRIM INVESTMENTS, INC.,
                                   AS ITS INVESTMENT MANAGER

                               By:
                                  ---------------------------------
                               Name:
                               Title:


                               PILGRIM PRIME RATE TRUST
                               BY: PILGRIM INVESTMENTS, INC.,
                                   AS ITS INVESTMENT MANAGER

                               By:
                                  ---------------------------------
                               Name:
                               Title:

                               MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.

                               By:
                                  ---------------------------------
                               Name:
                               Title:


                               MERRILL LYNCH GLOBAL INVESTMENT
                               SERIES:
                               BANK LOAN INCOME PORTFOLIO
                               BY: MERRILL LYNCH ASSET MANAGEMENT, L.P.,
                                   AS INVESTMENT ADVISOR

                               By:
                                  ---------------------------------
                               Name:
                               Title:

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

ELC (Cayman) Ltd. CDO Series 1999-I
----------------------------------------
Name of Lender


By: Jeanette W. Bumgarner
    ------------------------------------
Name:  Jeanette W. Bumgarner
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President


                                        2